FIDELITY(REGISTERED TRADEMARK) ADVISOR
KOREA FUND, INC.

SEMIANNUAL REPORT
MARCH 31, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE          3   Ned Johnson on investing
                                 strategies.

FUND TALK                    4   The manager's review of fund
                                 performance, strategy and
                                 outlook.

INVESTMENT CHANGES           7   A summary of major shifts in
                                 the fund's investments over
                                 the past six months.

INVESTMENTS                  8   A complete list of the fund's
                                 investments with their
                                 market values.

FINANCIAL STATEMENTS         13  Statements of assets and
                                 liabilities, operations, and
                                 changes in net assets,  as
                                 well as financial highlights.

NOTES                        17  Notes to the financial
                                 statements.

DIVIDENDS AND DISTRIBUTIONS  21  Dividend reinvestment and
                                 cash purchase plan.

OTHER FUND INFORMATION       23  Changes and updates.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE
INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE AT MARKET PRICES SHARES OF ITS COMMON STOCK IN THE
OPEN MARKET.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES
MENTIONED IN THE REPORT.

PRESIDENT'S MESSAGE



(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

Concerned about the high valuations of technology stocks, investors poured money into so-called old economy stocks during March, sparking a rally in blue chips during which the Dow Jones Industrial Average gained 499 points in a single day. Treasuries also benefited as a haven from the technology sector, as the yield of the 10-year note - which some consider the new bellwether Treasury issue - trended downward throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Hokeun Chung)

An interview with Hokeun Chung, Portfolio Manager of Fidelity Advisor Korea Fund, Inc.

Q. HOW DID THE FUND PERFORM, HOKEUN?

A. The fund performed very well. For the six-month period that ended March 31, 2000, the fund posted a total return of 24.77%, based on net asset value, while the Korea Stock Exchange Composite Price Index (KOSPI) returned 13.67% during the same period. In terms of the fund's market value return - which represents gains or losses in the fund's share price - the fund returned 43.38%. For the 12 months that ended March 31, 2000, the fund returned 79.57% based on net asset value and 89.32% in market value terms. The KOSPI returned 55.40% during the same period.

Q. WHY DID THE FUND OUTPERFORM THE KOSPI DURING THE SIX-MONTH PERIOD?

A. Early in the period, I added new positions to the fund in selected technology companies - Haansoft, Serome Technology and Digital Chosun
- which are listed on the KOSDAQ exchange, a Korean stock exchange that lists the majority of publicly traded technology and telecommunications companies. The addition of these companies, which performed extremely well due to a shift in investor sentiment to so-called new economy technology stocks, caused the fund to be overweighted in the sector compared to the KOSPI. This significantly benefited performance. Additionally, the fund's overweighted exposure to many telecommunications companies provided a boost to performance as investors began to view them as Internet-related stocks rather than pure telecommunications companies. In the latter half of the period, the broader Korean stock market experienced a pullback, but the fund's gains in these two sectors early on, coupled with strong stock selection, helped it outperform the benchmark.

Q. IN LIGHT OF THE MARKET VOLATILITY DURING THE PERIOD, WHAT SPECIFIC STRATEGIES DID YOU PURSUE?

A. In the fourth quarter of 1999, I took some profits by selling some of the Internet-related stocks that had performed extremely well and, in my opinion, had become somewhat overvalued, such as Haansoft, Daou Technology and Serome. My strategy was to reduce some of the technology stocks that previously had been evaluated based on estimated sales and projected revenues, and to shift some of that money into tech-nology stocks of equipment companies that had current real earnings and strong growth outlooks. Many of the Internet-related companies in Korea are not showing positive earnings yet, so I began focusing on technology companies that had the best potential to grow with the deployment of the Internet. Some of those companies included:
LG Information & Communication, a company that manufactures wireless handsets; Trigem Computer, a home computer manufacturer; and Samsung Electro-Mechanics, a firm that makes internal components for computers and handsets.

Q. SIX MONTHS AGO, YOU MENTIONED THAT GOVERNMENT INTERVENTION,
RELATIVELY LOW INTEREST RATES AND A NON-INFLATIONARY ENVIRONMENT WERE FUELING INVESTOR CONFIDENCE IN THE MARKET. DID THIS TREND CONTINUE? DID THE FUND BENEFIT?

A. The economic conditions that fostered the Korean stock market's strong growth during the past 18 months remained in place. Korea continued to experience better-than-expected gross domestic product
(GDP) results, while inflation remained around the 1% level during the period. Meanwhile, the Korean government, with the cooperation of banks, continued to force companies to improve their profitability. In particular, Samsung Electronics, the fund's largest holding, continued to write off most of its losses in its investment subsidiaries last year. By the end of the period, the company had paid down a major portion of its outstanding debt. This restructuring was recognized in the market and had a great positive impact on the fund. Another holding, LG Chemical, also reduced its debt by selling some unprofitable business units. Although the company's performance was a detractor from the fund's overall performance during the period, I still feel confident in the company's fundamentals going forward.

Q. WHAT SPECIFIC STOCKS PERFORMED WELL?

A. The fund's top performers were those that represented the new economy - or those in the telecommunications and technology sectors. Samsung Electronics, the country's top manufacturer of dynamic random access memory (DRAM), once again led all outperformers in the technology sector as demand for DRAM remained brisk. SK Telecom, Korea's largest provider of wireless communications, was another top performer due to the increasing appetite of its huge subscriber base for new wireless data products. Similarly, the performance of Korea Telecom boosted returns as investors reacted positively to its diversified business lines - mobile communications, broadband access and Internet service providers (ISPs).

Q. WHICH STOCKS WERE DISAPPOINTING?

A. Labeled as an old economy stock, Pohang Iron and Steel, one of the fund's top holdings, underperformed as investors favored companies with faster growth rates. As the period progressed, I continued to believe in a strong global steel cycle and held Pohang on the basis of its very cheap valuation and its past history of being a very efficient steel company. Korea Electric Power, another very inexpensive company, didn't participate in the market's gains as investors reacted unfavorably to a delay in the expected government approval of the privatization of the firm.

Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A. In terms of valuation, the Korean stock market is still very cheap compared to its historical valuation and other regional markets. Further, continued government reforms and corporate restructuring should prove beneficial in both the short and long term for equities. I expect the fundamentals of the market to consistently improve and present many opportunities to add shareholder value. That said, we may see continued market volatility in the immediate future as investors question whether the growth of the Korean economy is sustainable without inflation. In terms of the portfolio itself, I will continue to focus on growth stocks in the telecommunications and technology sectors, concentrating on those stocks that exhibit real earnings growth while being selective on Internet-related companies. Additionally, I also will continue to maintain the fund's position in selective industrial stocks that are at historically inexpensive levels. Finally, with strong GDP growth projected and rising inflationary fears, the fund will remain underweighted in the interest-rate sensitive financial sector.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to achieve long-term
capital appreciation through
investments in equity and
debt securities of Korean
issuers

FUND NUMBER: 603

TRADING SYMBOL: FAK

START DATE: October 31,
1994

SIZE: as of March 31, 2000,
more than $75 million

MANAGER: Hokeun Chung,
since 1995; joined Fidelity
in 1994

NOTE TO SHAREHOLDERS:

On February 10, 2000, the Board
of Directors of Fidelity Advisor
Korea Fund, Inc. announced that
the shareholders of the fund will
be asked to approve a proposal to
convert the fund into an open-end
investment company. The vote is
scheduled to take place at the
fund's annual meeting, which has
been scheduled for June 14, 2000.
Materials providing a detailed
description of the proposed
conversion and voting information
will be sent to shareholders prior to
the meeting. The conversion of the
fund is being proposed because
although there have been times
when the fund's shares have traded
at a premium, the fund's shares have
generally been trading at a discount
to their net asset value since August
of 1998, despite the fund having
repurchased 10% of its outstanding
shares in 1999.


INVESTMENT CHANGES





TOP TEN STOCKS AS OF MARCH
31, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Samsung Electronics Co. Ltd.    21.7                    15.0

SK Telecom Co. Ltd.             11.1                    3.6

Korea Telecom                   9.0                     7.7

Korea Electric Power Corp.      7.2                     9.9

Pohang Iron & Steel Co. Ltd.    4.5                     6.8

Samsung Electro-Mechanics Co.   3.5                     2.5

Hyundai Electronics             3.2                     1.3
Industries Co. Ltd.

Dacom Corp.                     2.9                     0.0

LG Chemical Ltd.                2.7                     2.9

LG Information &                2.2                     0.8
Communications Ltd.

                                68.0                    50.5

TOP TEN MARKET SECTORS AS OF
MARCH 31, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Utilities                       33.7                    23.3

Technology                      33.6                    22.4

Finance                         8.3                     15.7

Basic Industries                7.7                     12.2

Industrial Machinery &          3.5                     2.5
Equipment

Durables                        3.1                     6.2

Nondurables                     2.1                     3.8

Health                          1.9                     2.5

Retail & Wholesale              1.7                     3.2

Services                        1.5                     2.9




INVESTMENTS MARCH 31, 2000 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 98.5%

                                 SHARES                 VALUE (NOTE 1)

BASIC INDUSTRIES - 7.7%

CHEMICALS & PLASTICS - 2.9%

Honam Petrochemical Corp.         12,000                $ 164,488

LG Chemical Ltd.                  70,000                 2,001,358

                                                         2,165,846

IRON & STEEL - 4.5%

Pohang Iron & Steel Co. Ltd.      35,000                 3,428,750

PAPER & FOREST PRODUCTS - 0.3%

Hansol Paper Co. Ltd.             30,000                 238,860

TOTAL BASIC INDUSTRIES                                   5,833,456

CONSTRUCTION & REAL ESTATE -
0.4%

BUILDING MATERIALS - 0.4%

Keumkang Ltd.                     6,836                  299,974

CONSTRUCTION - 0.0%

Daelim Industrial Co.             1,749                  9,969

TOTAL CONSTRUCTION & REAL                                309,943
ESTATE

DURABLES - 3.1%

AUTOS, TIRES, & ACCESSORIES -
2.3%

Hyundai Motor Co. Ltd.            70,000                 848,677

Samsung Corp.                     70,000                 940,512

                                                         1,789,189

CONSUMER ELECTRONICS - 0.8%

LG Electronics, Inc.              20,000                 582,674

TOTAL DURABLES                                           2,371,863

ENERGY - 0.6%

OIL & GAS - 0.6%

Ssangyong Oil Refining            25,000                 463,696

FINANCE - 8.3%

BANKS - 6.0%

Hana Bank                         100,000                610,722

Housing & Commercial Bank         66,000                 1,283,873

Kookmin Bank                      120,000                1,216,015

Shinhan Bank                      130,000                1,393,803

                                                         4,504,413

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

FINANCE - CONTINUED

CREDIT & OTHER FINANCE - 1.0%

Samsung Securities Co. Ltd.       31,890                $ 764,610

INSURANCE - 0.7%

Samsung Fire & Marine             21,200                 519,810
Insurance

SECURITIES INDUSTRY - 0.6%

Daewoo Securities Co. Ltd.        7,109                  2,444
rights 5/2/00 (a)

Dongwon Securities Co. Ltd.       7,350                  110,724

Dongwon Securities Co. Ltd.       2,799                  2,659
rights 5/22/00 (a)

Hyundai Securities Co. Ltd.       26,750                 341,258

                                                         457,085

TOTAL FINANCE                                            6,245,918

HEALTH - 1.9%

DRUGS & PHARMACEUTICALS - 0.3%

Suheung Capsule Co. Ltd.          20,000                 229,812

MEDICAL EQUIPMENT & SUPPLIES
- 1.6%

Medison Co. Ltd.                  93,960                 1,219,929

TOTAL HEALTH                                             1,449,741

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.5%

ELECTRICAL EQUIPMENT - 3.5%

Samsung Electro-Mechanics Co.     37,800                 2,640,272

MEDIA & LEISURE - 0.4%

LODGING & GAMING - 0.4%

Hotel Shilla Co. (a)              50,000                 300,837

NONDURABLES - 2.1%

AGRICULTURE - 0.6%

Korea Tobacco & Ginseng Co.       20,000                 437,005
Ltd.

FOODS - 1.5%

Cheil Jedang Corp.                18,000                 1,183,986

TOTAL NONDURABLES                                        1,620,991

RETAIL & WHOLESALE - 1.7%

GENERAL MERCHANDISE STORES -
1.0%

Shinsegae Department Store        17,660                 766,958

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.5%

39Shopping Corp.                  5,000                  321,194

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

TRADING COMPANIES - 0.2%

Hyundai Industrial                29,266                $ 155,167
Development & Construction
Co.

TOTAL RETAIL & WHOLESALE                                 1,243,319

SERVICES - 1.5%

ADVERTISING - 1.0%

Cheil Communications, Inc.        6,000                  743,723

SERVICES - 0.5%

S1 Corp.                          25,002                 382,297

TOTAL SERVICES                                           1,126,020

TECHNOLOGY - 33.6%

COMMUNICATIONS EQUIPMENT - 2.6%

Comtec System Co. Ltd.            20,000                 184,574

LG Information &                  13,007                 1,635,805
Communications Ltd.

Opicom Co. Ltd. (a)               1,810                  140,837

                                                         1,961,216

COMPUTER SERVICES & SOFTWARE
- 2.4%

Daou Technology, Inc. (a)         30,000                 618,865

Digital Chosun Co. Ltd. (a)       3,000                  407,148

Korealink Co. Ltd. (a)            3,730                  249,735

Medidas Co. Ltd.                  10,000                 211,717

Medidas Co. Ltd. rights           1,054                  7,352
4/27/00 (a)

SEROME Technology, Inc.           6,774                  345,672

                                                         1,840,489

COMPUTERS & OFFICE EQUIPMENT
- 2.6%

Korea Computer, Inc. (a)          35,000                 522,506

Trigem Computer, Inc.             18,000                 1,392,446

Trigem Computer, Inc. rights      2,256                  23,473
4/17/00 (a)

                                                         1,938,425

ELECTRONICS - 26.0%

Hyundai Electronics               110,003                2,448,383
Industries Co. Ltd. (a)

Mirae Corp.                       80,000                 448,767

Samsung Electronics Co. Ltd.      54,000                 16,367,347

Samsung SDI Co. Ltd.              10,000                 370,957

                                                         19,635,454

TOTAL TECHNOLOGY                                         25,375,584

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

TRANSPORTATION - 0.0%

AIR TRANSPORTATION - 0.0%

Korean Air                        1,500                 $ 14,250

UTILITIES - 33.7%

CELLULAR - 11.5%

Hansol M.com Co. Ltd. (a)         8,000                  260,213

SK Telecom Co. Ltd.               2,579                  8,400,274

                                                         8,660,487

ELECTRIC UTILITY - 7.2%

Korea Electric Power Corp.        190,000                5,415,066

TELEPHONE SERVICES - 15.0%

Dacom Corp.                       8,000                  2,178,693

Haansoft, Inc. (a)                35,000                 823,343

Korea Telecom                     77,000                 6,827,417

Korea Telecom sponsored ADR       35,000                 1,531,250

                                                         11,360,703

TOTAL UTILITIES                                          25,436,256

TOTAL COMMON STOCKS                                      74,432,146
(Cost $38,670,032)

CORPORATE BONDS - 0.0%

MOODY'S RATINGS (UNAUDITED)

FINANCE - 0.0%

BANKS - 0.0%

Shinhan Bank 0% 12/31/48 unit   -       6,493  (c)   770
(Cost $49)

CASH EQUIVALENTS - 0.6%

                              SHARES                  VALUE (NOTE 1)

Taxable Central Cash Fund,     462,578                $ 462,578
5.85% (b) (Cost $462,578)

TOTAL INVESTMENT PORTFOLIO -                           74,895,494
99.1%
(Cost $39,132,659)

NET OTHER ASSETS - 0.9%                                677,637

NET ASSETS - 100%                                     $ 75,573,131

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Amount represents units held.

INCOME TAX INFORMATION

At March 31, 2000, the aggregate cost of investment securities for income tax purposes was $40,324,766. Net unrealized appreciation aggregated $34,570,728, of which $38,625,056 related to appreciated investment securities and $4,054,328 related to depreciated investment securities.

At September 30, 1999, the fund had a capital loss carryforward of approximately $29,824,000 of which $3,725,000, $2,506,000, $11,446,000 and $12,147,000 will expire on September 30, 2004, 2005, 2006 and
2007, respectively.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                            MARCH 31, 2000 (UNAUDITED)

ASSETS

Investment in securities, at             $ 74,895,494
value (cost $39,132,659) -
See accompanying schedule

Receivable for investments                258,505
sold

Dividends receivable                      589,583

Interest receivable                       971

 TOTAL ASSETS                             75,744,553

LIABILITIES

Accrued management fee         $ 64,103

Other payables and accrued      107,319
expenses

 TOTAL LIABILITIES                        171,422

NET ASSETS                               $ 75,573,131

Net Assets consist of:

Paid in capital                          $ 68,802,687

Accumulated net investment                (5,389)
(loss)

Accumulated undistributed net             (28,998,967)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               35,774,800
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 5,619,043                $ 75,573,131
shares outstanding

NET ASSET VALUE ($75,573,131              $13.45
(divided by) 5,619,043
shares)

STATEMENT OF OPERATIONS
                              SIX MONTHS ENDED MARCH 31,
                                       2000 (UNAUDITED)

INVESTMENT INCOME                             $ 748,398
Dividends

Interest                                       10,014

                                               758,412

Less foreign taxes withheld                    (122,435)

 TOTAL INCOME                                  635,977

EXPENSES

Management fee                   $ 382,914

Transfer agent fees               11,098

Administration fees and           76,583
expenses

Director's compensation           36,668

Custodian fees and expenses       66,513

Audit                             27,166

Legal                             12,210

Amortization of organization      2,278
expenses

Reports to shareholders           25,979

Miscellaneous                     7,178

 Total expenses before            648,587
reductions

 Expense reductions               (7,221)      641,366

NET INVESTMENT INCOME (LOSS)                   (5,389)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            2,311,642

 Foreign currency transactions    (35,115)     2,276,527

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            12,702,597

 Assets and liabilities in        (1,804)      12,700,793
foreign currencies

NET GAIN (LOSS)                                14,977,320

NET INCREASE (DECREASE) IN                    $ 14,971,931
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               SIX MONTHS ENDED  MARCH 31,  YEAR ENDED SEPTEMBER 30, 1999
                               2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (5,389)                    $ (211,518)
income (loss)

 Net realized gain (loss)       2,276,527                    7,027,931

 Change in net unrealized       12,700,793                   35,458,966
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     14,971,931                   42,275,379
NET ASSETS RESULTING  FROM
OPERATIONS

 Share Transactions

  Common stock repurchased      -                            (4,588,886)

  Repurchase offer expenses     -                            (50,478)

  Redemption fees added to      -                            50,478
paid in capital

  Cost of shares repurchased    -                            (4,588,886)

   TOTAL INCREASE (DECREASE)    14,971,931                   37,686,493
IN NET ASSETS

NET ASSETS

 Beginning of period            60,601,200                   22,914,707

 End of period (including      $ 75,573,131                 $ 60,601,200
accumulated net  investment
loss of $5,389 and $0,
respectively)

OTHER INFORMATION               -                            (624,338)
Shares repurchased


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED MARCH 31, 2000  YEARS ENDED SEPTEMBER 30,

                               (UNAUDITED)                      1999                       1998       1997          1996

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 10.78                          $ 3.67                     $ 7.26     $ 10.71       $ 12.62
period

Income from  Investment
Operations

Net investment  income (loss)   (.00)                            (.04) K                    (.05)      (.06)         (.08)
H

Net realized  and unrealized    2.67                             7.15                       (3.54)     (3.14)        (1.83)
gain (loss)

Total from investment           2.67                             7.11                       (3.59)     (3.20)        (1.91)
operations

Dilution resulting from         -                                -                          -          (.19)         -
common stock issued through
rights offering

Offering expenses               -                                -                          -          (.06)         -

Net asset value, end of        $ 13.45                          $ 10.78 J                  $ 3.67     $ 7.26        $ 10.71
period

Market value, end of period    $ 12.188                         $ 8.500                    $ 3.438    $ 6.875       $ 10.500

TOTAL RETURN B Market value E   43.38%                           147.27%                    (50.00)%   (31.23) % D   (5.62)%

Net asset value C, F, G         24.77%                           193.73%                    (49.45)%   (28.08)%     (15.13)%

RATIOS AND SUPPLEMENTAL DATA

Net assets,  end of period     $ 75,573                         $ 60,601                   $ 22,915   $ 45,312      $ 47,181
(000 omitted)

Ratio of expenses  to average   1.69% A                          1.75%                      2.32%      1.88%         1.80%
 net assets

Ratio of expenses  to average   1.67% A, I                       1.61% I, K                 2.30% I    1.88%         1.79% I
 net assets after expense
reductions

Ratio of net investment         (.01)% A                         (.42)%                     (1.22)%    (.64)%        (.68)%
income (loss) to average net
assets

Portfolio turnover rate         40% A                            58%                        65%        51%           28%



FINANCIAL HIGHLIGHTS

                               YEARS ENDED SEPTEMBER 30,


                                1995 L

SELECTED PER-SHARE DATA

Net asset value, beginning of   $ 14.10
period

Income from  Investment
Operations

Net investment  income (loss)    (.02)
H

Net realized  and unrealized     (1.30)
gain (loss)

Total from invest- ment          (1.32)
operations

Dilution resulting from
common stock issued through      -
rights offering

Offering expenses                (.16)

Net asset value,  end of        $ 12.62
period

Market value,  end of period    $ 11.125

TOTAL RETURN B Market value E    (25.83) % D

Net asset value C, F, G          (10.50)%

RATIOS AND SUPPLEMENTAL DATA

Net assets,  end of period      $ 55,603
(000 omitted)

Ratio of expenses  to average    1.88% A
 net assets

Ratio of expenses  to average    1.88% A
 net assets after expense
reductions

Ratio of net investment          (.19)% A
income (loss) to average net
assets

Portfolio turnover rate          25% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D TOTAL MARKET VALUE RETURN INCLUDES THE EFFECT OF THE SALES LOAD PAID IN CONNECTION WITH THE INITIAL PUBLIC OFFERING AND RIGHTS OFFERING.
E TOTAL RETURN BASED ON MARKET VALUE REFLECTS THE EFFECT OF CHANGES IN THE FUND'S MARKET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED.
F TOTAL RETURN BASED ON NET ASSET VALUE REFLECTS THE EFFECT OF CHANGES IN THE NET ASSET VALUE ON THE PERFORMANCE OF THE FUND, AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED. THIS PERCENTAGE IS NOT AN INDICATION OF THE PERFORMANCE OF SHAREHOLDER'S INVESTMENT IN THE FUND BASED ON THE MARKET VALUE DUE TO DIFFERENCES BETWEEN THE MARKET PRICE OF THE STOCK AND THE NET ASSET VALUE OF THE FUND.
G THE TOTAL NET ASSET VALUE RETURN DOES NOT INCLUDE THE EFFECT OF DILUTION OR SALES LOAD.
H NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
I FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
J THE FUND INCURRED EXPENSES OF $.01 PER SHARE IN CONNECTION WITH ITS REPURCHASE OFFER WHICH WERE OFFSET BY REDEMPTION FEES COLLECTED AS PART OF THE REPURCHASE OFFER.
K INCLUDES REIMBURSEMENT OF $.01 PER SHARE FROM THE CUSTODIAN FOR AN ADJUSTMENT TO PRIOR PERIODS' FEES.
L FOR THE PERIOD OCTOBER 31, 1994 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995.

NOTES TO FINANCIAL STATEMENTS
For the period ended March 31, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Korea Fund, Inc. (the fund), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified closed-end management investment company.

There are 100,000,000 shares of $.001 par value common stock authorized. During the first calendar quarter of each year, the Board of Directors of the fund may, under certain circumstances, conduct a repurchase or tender offer to repurchase a maximum of ten percent of the fund's outstanding shares of common stock at a price equal to the net asset value per share at the time of repurchase.

In March 1999, the fund completed a repurchase offer for ten percent of the fund's outstanding shares. The repurchase offer resulted in the repurchase of 624,338 shares of the fund's common stock at a net asset value of $7.35 per share. Such shares are included as authorized but unissued shares of the fund.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. The fund incurred organization expenses in connection with its initial issuance of shares. The organization expenses of $157,276 were amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the fund. The organization expenses have been fully amortized as of March 31, 2000.

In addition, the fund incurred expenses in connection with its repurchase offers of approximately $50,478 which were paid by the fund and charged to paid in capital. These expenses were offset by redemption fees collected as a part of the repurchase offer and were accounted for as an addition to paid in capital.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Pursuant to the fund's Dividend Reinvestment and Cash Purchase Plan (the Plan), shareholders may elect to have all distributions automatically reinvested in fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value. If the net asset value is less than 95% of the market price on valuation date, then shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of the fund shares at such time, the Plan Agent will purchase shares of stock valued at market price on the valuation date.Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

operating losses, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

The fund invests in new securities offered by some foreign companies by making applications in the public offering. Either all, or a portion, of the issue price is paid at the time of the application and recorded as application money for new issues. Upon allotment, this amount, plus the remaining amount of issue price, is recorded as cost of investments.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $14,871,870 and $15,350,766, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of 1.00% of the fund's average net assets.

ADVISER FEE. FMR and the fund entered into an investment advisory agreement with Fidelity International Investment Advisors (FIIA), an affiliate of FMR, pursuant to which FIIA is responsible for the management of the fund's portfolio in accordance with the fund's investment policies and for making decisions to buy or sell securities. FMR pays FIIA a portion of its management fee.

SUB-ADVISER FEE. FIIA, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Japan Limited (FIJ), an affiliate of FMR, to provide advisory services concerning fund assets invested in Japanese and other securities. FIIA pays FIJ a portion of its fee based on the assets managed by FIJ.

ADMINISTRATIVE FEE. Fidelity Service Company, Inc. (FSC), a division of FMR Corp., has entered into a Fund Management Agreement with the fund to provide, or arrange to provide, administrative services to the fund including maintaining the fund's accounting records. As the fund's administrative manager, FSC receives a monthly fee at an annual rate of .20% of the fund's average net assets.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $7,221 under this arrangement.

DIVIDENDS AND DISTRIBUTIONS
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


The fund intends to distribute annually to shareholders substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains at least annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the fund, shareholders may elect to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in fund shares, pursuant to the Plan. Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent. Shareholders who would like additional information regarding the Plan or wish to have distributions automatically reinvested should notify the fund, c/o the Plan Agent for Fidelity Advisor Korea Fund, Inc., at Two Heritage Drive, Quincy, Massachusetts 02171.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the fund declare an income dividend or a capital gains distribution payable either in the fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then new shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, then the next preceding trading day. If the net asset value exceeds the market price of fund shares at such time, or if the fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase fund shares in the open market on or about February 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date as specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions and voluntary cash payments will be paid by the fund. There will be no brokerage charges with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant's account will be charged a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

If your shares are held in your own name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds. Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or nominee or the Plan Agent to see what is the best arrangement for you to participate in the Plan.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the fund or Plan Agent by at least 30 days written notice to all participants in the Plan. All correspondence concerning the Plan should be directed c/o the Plan Agent for Fidelity Advisor Korea Fund, Inc., at Two Heritage Drive, Quincy, Massachusetts 02171.

OTHER FUND INFORMATION


CUSTODIAN. The Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York 10036, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the fund or in deciding which securities are purchased or sold by the fund. However, the fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets of the fund in connection with pooled repurchase agreement transactions.

ADDRESS
Fidelity Advisor Korea Fund, Inc.
82 Devonshire Street
Boston, MA
1-800-426-5523

INVESTMENT MANAGER
Fidelity Management &
Research Company
Boston, MA

INVESTMENT ADVISER
Fidelity International
Investment Advisors
Pembroke, Bermuda

INVESTMENT SUB-ADVISER
Fidelity Investments Japan Limited

DIRECTORS AND OFFICERS
Edward C. Johnson 3d,
Director and President
Robert C. Pozen, Director and
Senior Vice President
Helmert Frans van den Hoven, Director
Edward H. Malone, Director
Bertram H. Witham, Jr., Director
David L. Yunich, Director
Keith Ferguson, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
Gregory T. Merz, Assistant Secretary
John H. Costello, Assistant Treasurer

FAK-SANN-0500  100854
1.702313.102

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
State Street Bank and Trust Company
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
New York, NY

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Boston, MA

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com